UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest event reported): January 13, 2005


                            OAK HILL FINANCIAL, INC.
             (Exact name of Registrant as specified in its charter)


        Ohio                         0-26876                   31-1010517
(State or jurisdiction      (Commission or file number)      (IRS Employer
 of incorporation)                                        identification number)


                                 14621 S. R. 93
                                Jackson, OH 45640
                    (Address of principal executive offices)


                                 (740) 286-3283
                (Registrant's phone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13(e)-4(c))

     The information in this report, including the exhibit attached hereto, is furnished solely pursuant to Item 2.02 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Further, the information in this report, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.


Item 2.02: Results of Operations and Financial Condition
           ---------------------------------------------

          On January 13, 2005, Oak Hill Financial, Inc. issued a press release announcing its results of operations and financial condition for the twelve and three months ("fourth quarter") ended December 31, 2004. A copy of the press release is attached as Exhibit 99.

Item 9.01: Financial Statements and Exhibits
           ---------------------------------

          (c)  Exhibits.

               Exhibit No.                       Description
               -----------                       -----------

                   99 Press release of Oak Hill Financial, Inc., dated January 13, 2005, announcing the Company's earnings for the fourth quarter ended December 31, 2004.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       Oak Hill Financial, Inc.

                                                       /s/ Ron J. Copher

Date:  January 18, 2005                                Ron J. Copher
                                                       Chief Financial Officer,
                                                       Treasurer & Secretary

                                  EXHIBIT INDEX


Exhibit Number                              Description
--------------                              -----------

     99 Press release of Oak Hill Financial, Inc., dated January 13, 2005, announcing the Company's earnings for the fourth quarter ended December 31, 2004.